THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION THEREFROM IS AVAILABLE.

                               WARRANT TO PURCHASE
                     COMMON STOCK OF ACCESSPOINT CORPORATION

         This certifies that BELLADONNA (the "Holder"), or its registered assigns, for value received, is entitled to purchase from ACCESSPOINT CORPORATION (the "Company") Two Hundred Seventy-Five Thousand (275,000) shares of the Company's Common Stock (the "Common Stock") for a per share exercise price equal to $ .34 (the "Per Share Exercise Price"). This right may be exercised at any time from the date hereof up to and including 5:00 p.m. (New York City time) on March 10, 2004 (the "Expiration Date"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this warrant, properly endorsed, with the Notice of Exercise and Subscription Form attached hereto duly filled in and signed, if applicable, and upon payment in cash or other form of good and immediately available funds reasonably satisfactory to the Company of the aggregate Per Share Exercise Price for the full number of shares for which this warrant is being exercised determined in accordance with the provisions hereof.


1.       ISSUANCE OF CERTIFICATES.

         Certificates for the shares of Common Stock acquired upon exercise of this warrant, together with any other securities or property to which the Holder is entitled upon such exercise, will be delivered to the Holder by the Company at the Company's expense within a reasonable time after this warrant has been so exercised and payment of the full Per Share Exercise Price has been delivered to the Company as set forth above and such funds have been confirmed to the account of the Company.

         Each stock certificate so delivered will be in such denominations of Common Stock as may be requested by the Holder and will be registered in the name of the Holder. In case of a purchase of less than all the shares that may be purchased under this warrant, the Company will cancel this warrant and execute and deliver a new warrant or warrants of like tenor for the balance of the shares purchasable under this warrant to the Holder within a reasonable time after surrender of this warrant.


2.       SHARES FULLY-PAID, NONASSESSABLE, ETC.

         All shares of Common Stock issued upon exercise of this warrant will, upon issuance, be duly authorized, validly issued, fully-paid and nonassessable and free of all taxes, liens and charges with respect to the issue thereof. The Company will use reasonable commercial efforts to reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this warrant, such number of its shares of Common Stock as from time to time are sufficient to effect the full exercise of this warrant. If at any time the number of authorized but unissued shares of Common Stock are not sufficient to effect the exercise of this warrant, the Company will use reasonable commercial efforts to take such corporate action as may, in the opinion of its counsel, be reasonably necessary to increase its authorized but unissued shares of Common Stock to such number of shares as are sufficient for such purpose.

3.       NET ISSUE EXERCISE.
         Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Per Share Exercise Price (at the date of calculation as set forth below), in lieu of exercising this warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this warrant (or the portion thereof being canceled) by surrender of this warrant at the principal office of the Company, together with the properly endorsed Notice of Exercise and Subscription Form and notice of such election, in which event the Company will issue to the Holder a number of shares of Common Stock computed using the following formula:

                  X = Y (A-B)
                      _______
                          A

         Where    X =  the number of shares of Common Stock to be issued to  the
Holder

                  Y = the number of shares of Common Stock purchasable under this warrant or, if only a portion of this warrant is being exercised, the portion of this warrant being canceled (at the date of such calculation)

                  A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                  B = Per Share Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Common Stock will be the average of the closing bid prices of the Company's shares of Common Stock as quoted on the New York Stock Exchange (the "NYSE") (or on such other United States stock exchange or public trading market on which the shares of the Company trade if, at the time of the election, they are not trading on the NYSE), for the five (5) consecutive trading days immediately preceding the date of the date the completed, executed Notice of Exercise and Subscription Form is received.


4.       ADJUSTMENTS.

         4.1 ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company at any time or from time to time during the term of this warrant effects a subdivision of the outstanding Common Stock, the Per Share Exercise Price in effect immediately before that subdivision will be proportionately decreased. Conversely, if the Company at any time or from time to time during the term of this warrant combines the outstanding shares of Common Stock into a smaller number of shares, the Per Share Exercise Price in effect immediately before the combination will be proportionately increased. Any adjustment under this Section
4.1 will become effective at the close of business on the date the subdivision or combination becomes effective.

         4.2 ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time during the term of this warrant the Common Stock issuable upon the exercise of this warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a recapitalization, subdivision, combination, reclassification or exchange provided for elsewhere in this Section 4), the Holder will have the right thereafter to exercise this warrant for the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change into which the shares of Common Stock issuable upon exercise of this warrant immediately prior to such recapitalization, reclassification or change could have been converted, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

         4.3 REORGANIZATIONS. If at any time or from time to time during the term of this warrant there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange provided for elsewhere in this Section 4), as a part of such capital reorganization, provision will be made so that the Holder will thereafter be entitled to receive upon exercise of this warrant the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise of this warrant would have been entitled on such capitalization reorganization, subject to adjustment in respect of such stock or securities by the terms thereof.


5.       REGISTRATION.

         5.1 PIGGY-BACK REGISTRATIONS. (a) If, at any time, the Company shall determine to register for its own account or the account of others under the Securities Act (including pursuant a demand for registration of any stockholder of the Company) any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans, it shall send to each Holder of the shares issued or issuable written notice of such determination and, if within fifteen (15) days after receipt of such notice, such Holder of the Registrable Shares shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered, except that if; in connection with the initial public offering of the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which such holder has requested inclusion hereunder. Any exclusion of Registrable Shares shall be made pro rata among the Holders of the Option Shares (or their assigns who are entitled to and have requested registration under this Section 5.1) seeking to include Registrable Shares, in proportion to the number of Registrable Shares sought to be included by such Holders of the Registrable Shares (or their assigns who are entitled to and have requested registration under this Section 5.1); PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Shares unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such registration statement; and PROVIDED FURTHER, HOWEVER, that any exclusion of Registrable Shares shall be made pro rata with holders of other securities having the right to include such securities in the registration statement. The obligations of the Company to Holders of the Registrable Shares under this Section 5 may be waived by Holders of the Registrable Shares at any time. For purposes of this warrant, "Registrable Shares" shall mean such number of shares of Common Stock issued or issuable upon exercise of this warrant or any other shares of Common Stock acquired by the Holders of the warrants by virtue of their ownership of such warrants.

         5.2 PROVISIONS APPLICABLE TO REGISTRATION. The following provisions shall apply, as applicable, in connection with the Holders of the Registrable Shares to be included in the registration statement pursuant to this Section 5:

                  (a) The holders of the Registrable Shares, if reasonably requested by the Company or by the underwriter with respect to any public offering, shall agree not to sell, make any short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Registrable Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days), from the effective date of such registration statement, or the commencement of the offering, as applicable, as may be requested by the underwriters, provided that all other holders of the class of securities being registered shall make the same agreements as those required to be made by the holders of the Registrable Shares under this Section 5.2(a).

                  (b) The holders of the Registrable Shares shall promptly provide the Company with such non-confidential and non-proprietary information as it shall reasonably request and that is available to the holders of the Registrable Shares in order to prepare the registration statement.

                  (c) The Company shall be responsible for reasonable and necessary expenses incurred by the Company in connection with the preparation of the registration statement, including, without limitation, the Company's legal, accounting and filing fees, but not including fees and disbursements of experts and counsel retained by the holders of the Registrable Shares or underwriting discounts and commissions to be paid by the holders of the Registrable Shares.

                  (d)      INDEMNIFICATION.

                  (i) In the event of a registration or qualification of any Registrable Shares under the Securities Act pursuant to the provisions of this
Section 5, the Company shall indemnify and hold harmless the holders of the Registrable Shares, the officers and directors of the holders of the Registrable Shares and each officer and director of any person or entity who controls the holders of the Registrable Shares, each underwriter of such Registrable Shares and each other person or entity who controls the holders of the Registrable Shares or such underwriter within the meaning of the Securities Act (collectively, the "Indemnitees"), from and against any and all losses, claims, damages or liabilities, joint or several, to which any of the Indemnitees, joint or several, may become subject under the Securities Act or the applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered or qualified under the Securities Act, or any amendment or supplement thereto, any preliminary prospectus or final prospectus contained therein, or any supplement thereto, or any document prepared and/or furnished to the holders of the Registrable Shares incident to the registration or qualification of any Registrable Shares, attributable to or originating from the Company, or (y) the omission or alleged omission to state in any registration statement a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and for which the Company is or was responsible, and in each case shall reimburse the Indemnitees for any legal or other expenses reasonably incurred by such Indemnitees in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof). Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement in reliance upon and in conformity with information furnished to the Company by such Indemnitees; and provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such registration statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the registration statement.

                  (ii) In the event of the registration or qualification of any Registrable Shares under the Securities Act pursuant to the provisions of this
Section 4, the holders of the Registrable Shares severally and not jointly shall indemnify and hold harmless the Company, each person who controls the Company within the meaning of the Securities Act, each officer and director of the Company and any other selling holder, each underwriter of such Registrable Shares and each other person or entity who controls the holders of the Registrable Shares or such underwriter within the meaning of the Securities Act (collectively, the "Indemnitees"), from and against any and all losses, claims, damages or liabilities to which any of the Indemnitess, joint or several, may become subject under the Securities Act or the applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered or qualified under the Securities Act, or any amendment or supplement thereto, any preliminary prospectus or final prospectus contained therein, or any supplement thereto, or any document prepared and/or furnished to the Company incident to the registration or qualification of any Registrable Shares, attributable to or originating from the holders of the Registrable Shares, or (y) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by the holders of the Registrable Shares or for which the holders of the Registrable Shares is or were otherwise responsible, and in each case shall reimburse the Indemnitees for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof).


6.       TAXES.

         The Company shall not become obligated for or pay any taxes imposed upon the Holders by reason of the issuance of this warrant or the exercise hereof or otherwise in connection with the shares of Common Stock to be issued upon exercise of this warrant. Notwithstanding the foregoing, the Company may withhold from any shares of Common Stock to be issued upon exercise of this warrant such amounts as may be reasonably required to satisfy any backup withholding or other withholding obligation of the Company with regard to the issuance of this warrant or the exercise hereof or otherwise in connection with the shares of Common Stock to be issued upon exercise of this warrant.


7.       NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY.

         Nothing contained in this warrant will be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest will be payable or accrued in respect of this warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this warrant has been exercised.


8.       WARRANTS TRANSFERABLE.

         Subject to compliance with applicable Federal and state securities laws and the restrictions imposed by any other written agreement between the Holder and the Company, this warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder (except for transfer taxes), upon surrender of this warrant properly endorsed and in compliance with the provisions of this warrant.


9.       MODIFICATION AND WAIVER.

         This  warrant  and  any  provision  hereof  may  be  changed,   waived,
discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.


10.      NOTICES.

         Any notice required by the provisions of this warrant will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices will be addressed to the Holder at the address of the Holder appearing on the books of the Company.


11.      LOST WARRANTS.

         Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this warrant, and upon receipt of an indemnity, surety, undertaking or security reasonably satisfactory to the Company (and in the case of any such mutilation upon surrender and cancellation of the original mutilated warrant), the Company shall, in accordance with applicable law, make and deliver a new warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated warrant. The Company may, as a condition precedent to making or delivering a new warrant, reasonably require that the Holder make and deliver to the Company an affidavit or declaration made under penalty of perjury, as to the loss, theft, destruction, or mutilation of this warrant.


12.      FRACTIONAL SHARES.

         No fractional shares of Common Stock will be issued upon exercise of this warrant. If the conversion would result in the issuance of any fractional share, the Company may, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the closing bid price of the Company's Common Stock on the date of conversion.

13.      GOVERNING LAW; VENUE.

         This warrant will be construed and enforced in accordance with, and the rights of the parties will be governed by, the laws of the State of California without regard to conflict of laws principles. Venue in any action arising by reason of this warrant shall lie exclusively in Orange County, California.


14.      JURISDICTION

                  Each party hereby irrevocably submits to the exclusive jurisdiction and venue of the Superior Court of Orange County, California, in any action, suit or proceeding arising out of or relating to this warrant or any of the transactions contemplated hereby, and agrees that any such action, suit or proceeding shall be brought only in such court. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

         This warrant is made effective as of this 19th day of March, 1999.


                                        ACCESSPOINT CORPORATION



                                        By: /s/ TOM M. DJOKOVICH
                                        ----------------------------------------
                                        Tom M. Djokovich,
                                        Chief Executive Officer



                                        BELLADONNA


                                        By: /s/ JACK W. FLADER, JR.
                                        ----------------------------------------
                                        Jack W. Flader, Jr.,
                                        Authorized Signatory

                              EXHIBIT A TO WARRANT
                                SUBSCRIPTION FORM
                                       AND
                               NOTICE OF EXERCISE



Date: July 16, 2001

Accesspoint Corporation


Attn: President

Ladies and Gentlemen:

         The undersigned ("Holder") hereby elects to exercise the warrant issued to it by Accesspoint Corporation (the "Company") dated as of March 19, 1999 and to purchase thereunder Two Hundred One Thouusand Two Hundred Sixty Two (201,262) shares of the Common Stock of the Company at a purchase price of net-issue exercise ($0.34) per Share, for an aggregate purchase price of _____________________ ($___________) (the "Purchase Price").

Pursuant to the terms of the warrant the undersigned has delivered the Purchase Price herewith in full in cash or other form of good and immediately available funds reasonably satisfactory to the Company. Exercise of the warrant shall not be deemed effective unless and until good and immediately available funds in the full amount of the Purchase Price have been confirmed in the account of the Company.

         The original warrant shall be presented with this Subscription Form and Notice of Exercise.

         The Company may, in its discretion, withhold a portion of some or all of the exercised shares or other amounts for the payment of taxes or other items. Holder represents that Holder is not subject to any backup withholding requirements. Holder acknowledges that the shares of stock of the Company issued upon exercise will not be entitled to any dividend declared upon such stock prior to the effective date of exercise of the warrant.

         Holder hereby constitutes this Subscription Form and Notice of Exercise as an assignment, deposit tender, and transfer in blank of the warrant as set forth therein. Holder hereby irrevocably constitutes and appoints the secretary of the Company as Holder's attorney in fact to issue shares upon the exercise of the warrant and reflect the same on the books and records of the Company, cancel the warrant, issue a new warrant, if applicable, and perform any necessary act on behalf of Holder, with full power substitution.

                               Very truly yours,

                               By: /s/ JACK W. FLADER, JR.
                               -----------------------------------------
                               Jack W. Flader, Jr.
                               Authorized Signatory